                                                                   EXHIBIT 10.28

                        HOUSTON INDUSTRIES INCORPORATED
                            SAVINGS RESTORATION PLAN

                                   ARTICLE I

                           ESTABLISHMENT AND PURPOSE

        1.1 Establishment. Houston Industries Incorporated, a Texas corporation (the "Company"), hereby establishes the Houston Industries Incorporated Savings Restoration Plan (the "Plan"), effective January 1, 1991.

        1.2 Purpose. The purpose of this Plan generally is to provide the amount of the Employer Matching Contribution which would otherwise be paid under the Savings Plan of Houston Industries Incorporated but which is not paid under that Plan on account of Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits to $200,000 (indexed annually) the annual compensation of each Participant which may be taken into account under the Savings Plan for any Plan Year. Since Participant contributions to the Savings Plan are limited, the Employer Matching Contribution is also foregone.

        1.3 Application of Plan. The terms of this Plan are applicable only to full-time, salaried officers or other highly-compensated employees of the Company or any of its adopting Affiliates from and after January 1, 1991 if the limitations of Code Section 401(a)(17) affect such individual.

                                   ARTICLE II

                          DEFINITIONS AND CONSTRUCTION

        2.1 Definitions. Except as otherwise indicated, the terms used in this Plan shall have the same meaning as they have under the Savings Plan of Houston

Industries Incorporated, as amended and restated effective January 1, 1989 and as thereafter amended and in effect on the applicable date (the "Savings Plan").

     2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology used in the Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural.

     2.3 Severability. In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in the Plan.

     2.4 Applicable Law. This Plan shall be governed and construed in accordance with the laws of the State of Texas.

     2.5 Plan Not an Employee Contract. This Plan is not an employment contract. It does not give to any person the right to be continued in employment, and all employees remain subject to change of salary, transfer, change of job, discipline, layoff, discharge, or any other change of employment status.

                                  ARTICLE III

                                 Participation

     3.1 Participants. A person who is a full-time, salaried officer or highly-compensated employee of the Company or any of its adopting Affiliates shall become a Participant in this Plan when the employer matching contributions made by the


Houston Industries Incorporated
Savings Restoration Plan
Page 2

Company under the Savings Plan are limited on account of the limitations on Participant contributions by Code Section 401(a)(17).

                                   ARTICLE IV

                                    BENEFITS

        4.1 Amount of Benefits. The amount payable to or in respect of a Participant hereunder shall be equal to the difference between (i) the aggregate amount of Employer Matching Contributions which would have been allocated in respect of the Participant under the Savings Plan if the Participant had made the maximum Basic Contribution to the Savings Plan without regard to the limitation of Code Section 401(a)(17) and (ii) the aggregate amount of Employer Matching Contributions actually allocated in respect of the Participant. The amount so credited shall earn interest at the same rate and be credited in the same manner as Fund A under the Savings Plan.

        4.2     Form of Payment and Commencement Date.

                (a) Form of Payment. Benefits payable under this Plan shall be paid in the same manner as distributions payable under the Savings Plan. However, the Personnel Committee may direct the payment of such benefits due a Participant, spouse, or beneficiary under this Plan in the form of an actuarially equivalent lump-sum payment. The actuarial assumptions for computing the lump-sum payment shall be determined by the Personnel Committee.

                (b) Commencement Date. Benefits payable under this Plan shall commence on or about the same date that distributions are made under the Savings Plan.

        4.3 Vesting. A Participant shall become vested in the benefit payable under Section 4.1 above at the same time that he becomes vested under the Savings Plan.


HOUSTON INDUSTRIES INCORPORATED
SAVINGS RESTORATION PLAN

                                   ARTICLE V

                                 ADMINISTRATION


However, a Participant (and his beneficiary) shall have no right to a benefit under this Plan if the Personnel Committee determines that the Participant engaged in a willful, deliberate, or gross act of commission or omission which is injurious to the finances or reputation of the Company or any of its Affiliates.

     4.4 Funding. All amounts paid under this Plan shall be paid in cash from the general assets of the Company. Benefits shall be reflected on the accounting records of the Company but shall not be construed to create, or require the creation of, a trust, custodial, or escrow account. No employee shall have any right, title, or interest whatever in or to any investment reserves, accounts, or funds that the Company may purchase, establish, or accumulate to aid in providing the benefits described in this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust or a fiduciary relationship of any kind between the Company and an employee or any other person. Neither an employee nor a beneficiary of an employee shall acquire any interest greater than that of an unsecured creditor.

     4.5 Tax Withholding. The Company may withhold from a payment any federal, state, or local taxes required by law to be withheld with respect to such payment and such sums as the Company may reasonably estimate as necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

     4.6 Effect on Other Plans. Amounts accrued or paid under this Plan shall not be considered compensation for the purpose of the Company's retirement, savings, life insurance or disability plans.

     4.7 Non-Transferability. A Participant or his beneficiary shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan, nor shall rights be assigned or transferred by operation of law.


HOUSTON INDUSTRIES INCORPORATED
SAVINGS RESTORATION PLAN

                                   ARTICLE V

                                 Administration

     5.1 Administration. The Plan shall be administered, construed and interpreted by the Personnel Committee of the Board of Directors of the Company (the "Personnel Committee").

     5.2 Finality of Determination. The determination of the Personnel Committee as to any disputed questions arising under this Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons.

     5.3 Expenses. The expenses of administering the Plan shall be borne by the Company.

     5.4 Indemnification and Exculpation. The members of the Personnel Committee, its agents, and officers, directors, and employees of the Company and its Affiliates shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any action, suit or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.





HOUSTON INDUSTRIES INCORPORATED
SAVINGS RESTORATION PLAN
PAGE 5

                                   ARTICLE VI

                       Merger, Amendment and Termination

     6.1 Merger, Consolidation, or Acquisition. In the event of a merger, consolidation, or acquisition where the Company is not the surviving corporation, unless the successor or acquiring corporation shall elect to continue and carry on the Plan, this Plan shall terminate with respect to the Company, and no additional benefits shall accrue for the employees of the Company. Unpaid benefits shall continue to be paid as scheduled unless the successor or acquiring corporation elects to accelerate payment.

     6.2 Amendment and Termination. The Board of Directors of the Company may amend, modify, or terminate the Plan at any time. In the event of a termination of the Plan pursuant to this Section, unpaid benefits shall continue to be an obligation of the Company and shall be paid as scheduled.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers on this 20th day of February, 1991, effective as of the 1st day of January 1991.



                                             HOUSTON INDUSTRIES INCORPORATED


                                             By /s/ [SIGNATURE ILLEGIBLE]
                                             ---------------------------------

ATTEST:


/s/ [SIGNATURE ILLEGIBLE]
------------------------------------
[SEAL] Assistant Corporate Secretary


HOUSTON INDUSTRIES INCORPORATED
SAVINGS RESTORATION PLAN
PAGE 6

     The foregoing Houston Industries Incorporated Savings Restoration Plan, as established effective January 1, 1991, is hereby adopted this _______ day of ____________________, 1991


                                             HOUSTON LIGHTING & POWER COMPANY



                                             By
                                                 ------------------------------

ATTEST:



-------------------------------
[SEAL]

                                             UTILITY FUELS, INC.



                                             By
                                                 ------------------------------

ATTEST:



-------------------------------
[SEAL]












HOUSTON INDUSTRIES INCORPORATED
SAVINGS RESTORATION PLAN
PAGE 7

                        HOUSTON INDUSTRIES INCORPORATED
                            SAVINGS RESTORATION PLAN

                          (Effective January 1, 1991)

                                First Amendment

     Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Savings Restoration Plan, effective January 1, 1991 (the "Plan"), and having reserved the right to amend the Plan under Section 6.2 thereof, does hereby amend Section 3.1 of the Plan, effective January 1, 1992, to read as follows:

          "A person who is a full-time, salaried officer or highly compensated employee of the Company or any of its adopting Affiliates shall participate in this Plan for each Plan Year
          (i) in which the Participant makes the maximum Pre-Tax and/or After-Tax Basic Contribution permitted under the Savings
          Plan and (ii) during which the Employer Matching Contributions made by the Employer under the Savings Plan are limited on account of the limitations on Participant compensation under Code Section 401(a)(17)."

     IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers and to be affixed with its corporate seal, in a number of copies, all of which shall constitute but one and the same instrument which may be sufficiently evidenced by any executed copy hereof, this 1st day of October, 1991, but effective January 1, 1992.

                                             HOUSTON INDUSTRIES INCORPORATED

                                             By  /s/ [SIGNATURE ILLEGIBLE]
                                               --------------------------------
                                                Vice President

ATTEST:

/s/ [SIGNATURE ILLEGIBLE]
------------------------------
Assistant Corporate Secretary

[SEAL]

     RECEIPT OF A COPY OF THE FOREGOING FIRST AMENDMENT TO THE HOUSTON INDUSTRIES INCORPORATED SAVINGS RESTORATION PLAN IS HEREBY ACKNOWLEDGED, THIS _____ DAY OF _______________, 19__.

                                        HOUSTON LIGHTING & POWER COMPANY

                                        By  /s/ [SIGNATURE ILLEGIBLE]
                                          -------------------------------------
                                            President

ATTEST:

/s/ [SIGNATURE ILLEGIBLE]
----------------------------------
Assistant Corporate Secretary

[SEAL]

                                        UTILITY FUELS, INC.

                                        By  /s/ [SIGNATURE ILLEGIBLE]
                                          -------------------------------------
                                            President

ATTEST:

/s/ [SIGNATURE ILLEGIBLE]
----------------------------------
Secretary

[SEAL]

                         HOUSTON INDUSTRIES INCORPORATED
                            SAVINGS RESTORATION PLAN

                           (Effective January 1, 1991)


                                Second Amendment


               Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Savings Restoration Plan, effective January 1, 1991, and as thereafter amended (the "Plan"), and having reserved the right to amend the Plan under Section 6.2 thereof, does hereby amend the Plan, effective as of the dates specified therein as follows:

               1. Section 1.3 of the Plan is hereby amended, effective August 6, 1997, by inserting the following sentence at the end thereof:

        "For purposes of this Plan, the term "Company" shall include Houston Industries Incorporated, any successor thereto, and/or any Affiliate adopting this Plan with approval of the Board of Directors."

               2. A new Section 6.3 is hereby added to Article XI of the Plan, effective October 1, 1997, to read as follows:

               "6.3 OPCO as Successor Employer. Effective on or about October 1, 1997, STP Nuclear Operating Company, a Texas nonprofit corporation ("OPCO" herein), assumed the responsibilities of Houston Lighting & Power Company ("HL&P" herein), a division of the Company, as project manager of the South Texas Project. In connection therewith, OPCO employed substantially all of the former employees of HL&P stationed at the South Texas Project who have been engaged in the operation and management of the South Texas Project as employees of HL&P ("OPCO Employees"). Section 8.6.4 of that certain South Texas Project Transition Agreement between the Company and the remaining owners of the South Texas Project, dated effective November 17, 1997, provides that OPCO shall assume any and all liabilities for providing benefits under this Plan to the former HL&P employees who became OPCO Employees. In furtherance thereof, the liabilities for benefits accrued under this Plan as of September 30, 1997 with respect to OPCO Employees have been transferred from the books and records of the Company to the books and records of OPCO. Accordingly, from and after October 1, 1997, the Company shall have no further obligation with respect to such benefits, if any, accrued under this Plan on behalf of OPCO Employees and the OPCO Employees shall look solely to the OPCO Plan and OPCO for the payment of such benefits."

               IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of the dates specified herein.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By /s/ LEE W. HOGAN
                                          --------------------------------------
                                             Name: Lee W. Hogan
                                             Title: Executive Vice President

ATTEST:

/s/ [Signature Illegible]
-----------------------------------
Assistant Corporate Secretary